UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No.         )

Check the appropriate box:

☐	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☒	Definitive information statement.

STATE FARM MUTUAL FUND TRUST

(Name of Registrant as Specified In Its Charter)

STATE FARM VARIABLE PRODUCT TRUST

(Name of Registrant as Specified In Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No filing fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transactions applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date Filed: July 28, 2016

STATE FARM MUTUAL FUND TRUST

Small/Mid Cap Equity Fund

STATE FARM VARIABLE PRODUCT TRUST

Small/Mid Cap Equity Fund

INFORMATION STATEMENT

July 28, 2016

This document is a joint Information Statement providing information to certain shareholders of State Farm Mutual Fund Trust (“Mutual Fund Trust”) and certain persons who own a State Farm Variable Deferred Annuity or a State Farm Variable Universal Life Insurance contract.1 Those Mutual Fund Trust shareholders who own shares of beneficial interest in the State Farm Small/Mid Cap Equity Fund series will receive this Information Statement. State Farm variable contractholders who have account value allocated to a Small/Mid Cap Equity Fund subaccount also will receive this Information Statement. The Small/Mid Cap Equity Fund subaccount is a part of the State Farm Life and Accident Assurance Company Variable Annuity Separate Account, State Farm Life & Accident Assurance Company Variable Life Separate Account, State Farm Life Insurance Company Variable Annuity Separate Account and State Farm Life Insurance Company Variable Life Separate Account (the “Separate Accounts”). Each Small/Mid Cap Equity Fund subaccount invests all of its assets in shares of beneficial interest issued by the Small/Mid Cap Equity Fund series of State Farm Variable Product Trust (“Variable Product Trust”). The two Small/Mid Cap Equity Funds together will be referred to in this Information Statement as either the “Small/Mid Cap Equity Funds” or the “Funds.” Mutual Fund Trust and Variable Product Trust will be referred to in this Information Statement each individually as a “Trust” and collectively as the “Trusts.”

The Information Statement is being sent in lieu of a proxy statement, pursuant to the terms of an exemptive order issued to State Farm Investment Management Corp. (the “Manager”) and the Trusts by the U.S. Securities and Exchange Commission (“SEC”). This Information Statement is being provided to shareholders invested in shares of Mutual Fund Trust’s Small/Mid Cap Equity Fund as of April 29, 2016. This Information Statement also is being provided to State Farm Variable Deferred Annuity and State Farm Variable Universal Life Insurance contractholders who as of April 29, 2016 had policy account value allocated to a Small/Mid Cap Equity Fund subaccount. April 29, 2016, will be referred to in this Information Statement as the “Record Date.”

WE ARE NOT ASKING YOU FOR A PROXY. YOU ARE REQUESTED NOT TO SEND US A PROXY.

Background Information on the Small/Mid Cap Equity Funds

The Manager, a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“Auto Company”), an Illinois domestic insurance company, serves as investment adviser to the Small/Mid Cap Equity Funds. The Manager is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. The Manager also serves as transfer and dividend disbursing agent for the Small/Mid Cap Equity Funds. State Farm VP Management Corp. (the “Distributor”), a wholly owned subsidiary of the Manager, serves as the principal underwriter for the Small/Mid Cap Equity Funds and as the principal underwriter of the State Farm Variable Deferred Annuity and the State Farm Variable Universal Life Insurance contracts. The Distributor is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

[1]	Unless otherwise indicated, the term “shareholder,” as used in this Information Statement, includes those certain persons who own a State Farm Variable Deferred Annuity or a State Farm Variable Universal Life Insurance Contract with policy account value allocated to a Small/Mid Cap Equity Fund subaccount.

Variable Product Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and was organized as a Delaware statutory trust on February 21, 1997. Mutual Fund Trust is a management investment company registered under the 1940 Act, and was organized as a Delaware statutory trust on June 8, 2000. The principal executive offices of the Trusts are located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Rainier Investment Management, LLC’s Sub-Advisory Services to the Small/Mid Cap Equity Funds

Effective December 1, 2006, Rainier Investment Management, LLC (formerly known as Rainier Investment Management, Inc.) was appointed as an investment sub-adviser to the Small/Mid Cap Equity Funds. The other investment sub-adviser to the Small/Mid Cap Equity Funds is Bridgeway Capital Management, Inc. The sub-advisory agreement between Mutual Fund Trust, the Manager and Rainier Investment Management, LLC (“Rainier”) (the “Mutual Fund Trust-Rainier Sub-Advisory Agreement”) and the sub-advisory agreement between Variable Product Trust, the Manager and Rainier (the “Variable Product Trust-Rainier Sub-Advisory Agreement,” and together with the Mutual Fund Trust-Rainier Sub-Advisory Agreement the “Rainier Sub-Advisory Agreements”) were not submitted to a vote of shareholders of the Trusts because the Trusts and the Manager previously received an exemptive order from the SEC permitting the Manager, subject to certain conditions, to appoint investment sub-advisers to the separate investment portfolios within the Trusts without obtaining shareholder approval (the “Order”). The Board of Trustees of the Trusts (the “Board”), including a majority of those Trustees who are not “interested parties” of the Trusts under the 1940 Act (“Independent Trustees”), last approved the continuation of the Rainier Sub-Advisory Agreements at the Board’s regular meeting held on June 12, 2015.

Rainier served as investment sub-adviser to the Small/Mid Cap Equity Funds until April 30, 2016. Before April 30, 2016, the outstanding voting securities of Rainier were wholly owned by multiple individuals who were employed by Rainier. Effective April 30, 2016, Manning and Napier Group, LLC acquired a majority of the outstanding voting securities of Rainier (the “Manning and Napier Transaction”) and determined not to rename Rainier. The Manning and Napier Transaction resulted in a change of control of Rainier. Under the 1940 Act, a change in control of an investment adviser results in the automatic termination of the investment advisory agreement with that investment adviser; consequently, upon the close of the Manning and Napier Transaction on April 30, 2016, the Rainier Sub-Advisory Agreements were automatically terminated. Beginning April 30, 2016, Rainier, as an entity a majority of whose outstanding voting securities are owned by Manning and Napier Group, LLC (“New Rainier”), has served as sub-adviser to the Small/Mid Cap Equity Funds. Effective April 30, 2016, each Trust, the Manager and New Rainier entered into a Sub-Advisory Agreement (together referred to as the “New Rainier Sub-Advisory Agreements”) in a form substantially similar to the previously effective versions of the Rainier Sub-Advisory Agreements that terminated April 30, 2016.

The following discussion briefly describes the terms of the previously effective Rainier Sub-Advisory Agreements. The Trust entered into the Rainier Sub-Advisory Agreements with an effective date of December 1, 2006. As investment sub-adviser, Rainier invested and reinvested a portion of each Small/Mid Cap Equity Fund’s assets at such times and in such securities as Rainier believed to be in the best interest of each Fund’s shareholders. Rainier periodically reported to the Board concerning the investment activity and portfolio composition of the Funds. Under the Rainier Sub-Advisory Agreements, Rainier was not liable for any error of judgment or for any loss suffered by a Fund or its shareholders, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of Rainier in the performance of its obligations and duties under the agreement; or (ii) Rainier’s reckless disregard of its obligations and duties under a Rainier Sub-Advisory Agreement.

Under the previously effective Rainier Sub-Advisory Agreements and before April 30, 2016, the Manager paid Rainier investment sub-advisory fees calculated at the following rates based on the combined assets of the Small/Mid Cap Equity Funds:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

The Small/Mid Cap Equity Funds were not responsible for paying investment sub-advisory fees to Rainier.

Replacement of Rainier as Sub-Adviser to the Small/Mid Cap Equity Funds Pursuant to the Manning and Napier Transaction

The Manager is responsible for recommending to the Board the hiring, termination and replacement of sub-advisers. The Manager determined to recommend to the Board that New Rainier, Rainier’s successor, be appointed as sub-adviser to the Small/Mid Cap Equity Funds. The purpose of this Information Statement is to provide the shareholders of the Small/Mid Cap Equity Funds with information regarding New Rainier, including information regarding the Board’s approval of New Rainier as sub-adviser to the Small/Mid Cap Equity Funds.

At its regular meeting on March 18, 2016, the Board, including a majority of Independent Trustees and based upon the Manager’s recommendation, approved the New Rainier Sub-Advisory Agreements appointing New Rainier as sub-adviser to the Small/Mid Cap Equity Funds, to begin serving as sub-adviser to the Funds effective with the closing of the Manning and Napier Transaction, which occurred on April 30, 2016.

The sub-advisory fee rates that the Manager pays New Rainier pursuant to the New Rainier Sub-Advisory Agreements are identical to the sub-advisory fee rates that the Manager paid Rainier under the previously effective Rainier Sub-Advisory Agreements prior to April 30, 2016. The fee is determined as a percentage of the combined average daily net assets of the Small/Mid Cap Equity Funds, and it is accrued daily and paid quarterly.

The chart below reflects the sub-advisory fees earned by Rainier pursuant to the previously effective Rainier Sub-Advisory Agreements, for the period January 1, 2015 to December 31, 2015, for providing sub-advisory services to the Small/Mid Cap Equity Funds:

Fund	Sub-Advisory Fees Earned During Calendar Year 2015
Mutual Fund Trust Small/Mid Cap Equity Fund	$816,461
Variable Product Trust Small/Mid Cap Equity Fund	$188,360

If New Rainier had served as the sub-adviser to the Small/Mid Cap Equity Funds during calendar year 2015 pursuant to the New Rainier Sub-Advisory Agreements, New Rainier would have earned the same sub-advisory fees as set forth in the above table because the sub-advisory fees under the previously effective Rainier Sub-Advisory Agreements and the New Rainier Sub-Advisory Agreements are identical.

Section 15 of the 1940 Act requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s sub-advisory agreements. On October 11, 2006, however, the SEC issued an Order exempting the Manager and the Trusts from certain requirements of Section 15 of the 1940 Act, allowing the Manager to enter into new or modified sub-advisory agreements with existing or new investment sub-advisers without approval of a Fund’s shareholders, but subject solely to Board approval. Thus, execution and implementation of the New Rainier Sub-Advisory Agreements did not require shareholder consent.

This Information Statement will be mailed on or about July 28, 2016 to each contractowner with policy account value allocated to a Small/Mid Cap Equity Fund subaccount as of the Record Date. Likewise, this

Information Statement will be mailed on or about July 28, 2016 to each shareholder of the Small/Mid Cap Equity Fund of Mutual Fund Trust as of the Record Date. The Manager will bear the expenses incurred in connection with preparing this Information Statement. You may obtain an additional copy of this Information Statement or a copy of a Trust’s most recent Annual or Semi-Annual Report to Shareholders, free of charge, by writing to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling 800-447-4930.

As of the Record Date, each Small/Mid Cap Equity Fund had the following issued and outstanding shares:

Fund	Issued and Outstanding Shares as of the Record Date
Mutual Fund Trust Small/Mid Cap Equity Fund	24,871,317.847
Variable Product Trust Small/Mid Cap Equity Fund	5,540,849.735

Information on shareholders who owned beneficially more than 5% of the shares of a Small/Mid Cap Equity Fund as of July 1, 2016, is set forth in Appendix A. To the knowledge of the Manager, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each Small/Mid Cap Equity Fund as of July 1, 2016.

Description of the New Rainier Sub-Advisory Agreements

Each New Rainier Sub-Advisory Agreement is substantially similar to the Rainier Sub-Advisory Agreement that it replaced, which were described more fully above. Under the New Rainier Sub-Advisory Agreements, New Rainier provides investment sub-advisory services to the Small/Mid Cap Equity Funds. These sub-advisory services involve New Rainier’s investing and reinvesting a portion (approximately one-half) of each Small/Mid Cap Equity Fund’s assets in furtherance of each Fund’s investment objective and at such times and in such securities as New Rainier believes to be in the best interest of the Small/Mid Cap Equity Fund’s shareholders.

The next several paragraphs briefly summarize some important provisions of the New Rainier Sub-Advisory Agreements, but for a complete understanding of those Agreements, you should read a copy of the New Rainier-Mutual Fund Trust Sub-Advisory Agreement, attached as Appendix B to this Information Statement, and the New Rainier-Variable Product Trust Sub-Advisory Agreement attached as Appendix C to this Information Statement.

Terms of the New Rainier Sub-Advisory Agreements

The New Rainier Sub-Advisory Agreements became effective on April 30, 2016. At its regular meeting held on June 17, 2016, the Board approved the continuation of the New Rainier Sub-Advisory Agreements through June 30, 2017. The New Rainier Sub-Advisory Agreements provide that each agreement will continue in effect only if approved annually by the Board, including a majority of the Independent Trustees, or by the vote of the shareholders of a majority of the outstanding shares of the respective Small/Mid Cap Equity Fund.

Services and Obligations

Under the New Rainier Sub-Advisory Agreements, New Rainier is deemed an independent contractor and, except as expressly provided or authorized in the New Rainier Sub-Advisory Agreements, has no authority to act for or represent the Manager or a Trust in any way or be deemed an agent of one of these parties. Under the New Rainier Sub-Advisory Agreements, New Rainier will provide the below-listed services and assumes the following obligations with respect to the Small/Mid Cap Equity Funds.

(1) Within the framework of the investment objectives, policies and restrictions of the Small/Mid Cap Equity Funds, and subject to the Manager’s supervision, New Rainier has the sole and exclusive responsibility for making and executing all investment decisions for a portion of each Small/Mid Cap Equity Fund. The investment of a Small/Mid Cap Equity Fund’s assets is always subject to the applicable provisions of a Trust’s Declaration of Trust and Bylaws, as well as being subject to a Trust’s current prospectus and statement of additional information, and must conform to the investment objectives, policies and restrictions of a Fund described in those documents and as interpreted from time to time by the Board and by the Manager.

(2) In carrying out its obligations to manage the investment and reinvestment of assets of each Small/Mid Cap Equity Fund, New Rainier is required to (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in a Small/Mid Cap Equity Fund or are under consideration for inclusion therein; (ii) formulate and implement a continuous investment program for each Small/Mid Cap Equity Fund consistent with the investment objective and related investment policies of the Small/Mid Cap Equity Fund as described above; and (iii) implement the investment program by placing orders for such purchases and sales of securities with broker-dealers, including the placing, or directing the placement through an affiliate (if any), of orders for such purchases and sales.

(3) In connection with a Small/Mid Cap Equity Fund’s purchase and sale of securities, New Rainier arranges for the transmission to the Manager (or its designee) and the Fund custodian on a daily basis of confirmations, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities for the Small/Mid Cap Equity Funds. New Rainier must regularly report to the Board concerning a Small/Mid Cap Equity Fund’s investment activity and portfolio composition, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of New Rainier’s portion of the Small/Mid Cap Equity Fund’s investments and other assets as of the end of the quarter.

(4) New Rainier will, on behalf of a Small/Mid Cap Equity Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the applicable policies of the Trusts as set forth in a Trust’s registration statement. In connection with the placement of orders for the execution of a Small/Mid Cap Equity Fund’s portfolio transactions, New Rainier must create and maintain all necessary brokerage records of a Trust in accordance with all applicable law, rules and regulations, including, but not limited to, records required by Section 31(a) of the 1940 Act.

(5) In placing orders or directing the placement of orders for the execution of portfolio transactions, New Rainier selects brokers and dealers for the execution of transactions related to its portion of a Small/Mid Cap Equity Fund’s portfolio. In selecting brokers or dealers to execute such orders, New Rainier is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance investment research and portfolio management capability generally. Also, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, New Rainier may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if New Rainier determines in good faith that the amount of commission charged is reasonable in relation to the value of brokerage and/or research services (services that provide lawful and appropriate assistance to New Rainier in the performance of investment decision-making responsibilities) (as defined in Section 28(e)) provided by such broker. On occasions when New Rainier deems the purchase or sale of a security to be in the best interests of a Small/Mid Cap Equity Fund as well as other customers, the New Rainier Sub-Advisory Agreements permit New Rainier, to the extent permitted by applicable law, to aggregate the securities to be sold or purchased in order to obtain the best execution or lower brokerage commissions. New Rainier also may purchase or sell a particular security for one or more clients in different amounts. To the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is to be made in the manner that New Rainier considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to its other clients.

Standard of Care

Under the New Rainier Sub-Advisory Agreements, New Rainier may rely on information furnished by the Manager that New Rainier reasonably believes to be accurate and reliable. New Rainier is not liable for any error of judgment or for any loss suffered by a Small/Mid Cap Equity Fund or its shareholders in connection with the matters to which the New Rainier Sub-Advisory Agreements relate, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of New Rainier in the performance of its obligations and duties under a New Rainier Sub-Advisory Agreement; or (ii) New Rainier’s reckless disregard of its obligations and duties under a New Rainier Sub-Advisory Agreement. New Rainier shall not have breached its obligations under a New Rainier Sub-Advisory Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

Fees

Each Small/Mid Cap Equity Fund pays the Manager an investment advisory and management services fee equal to 0.80% of its average daily net assets.

The Manager pays sub-advisory fees to New Rainier out of the investment advisory and management services fee the Manager collects from each Small/Mid Cap Equity Fund pursuant to an investment advisory and management services agreement between the Manager and each Trust. A Small/Mid Cap Equity Fund is not responsible for paying sub-advisory fees to New Rainier. Any increase or decrease to the investment sub-advisory fee paid by the Manager to New Rainier will not directly impact expenses incurred by a Small/Mid Cap Equity Fund and its shareholders.

During calendar year 2015, the Manager earned the following investment advisory and management services fees from the Small/Mid Cap Equity Funds, before expense waivers:

Fund	Investment Advisory and Management Services Fees Earned by the Manager During Calendar Year 2015
Mutual Fund Trust Small/Mid Cap Equity Fund	$2,253,879
Variable Product Trust Small/Mid Cap Equity Fund	$510,027

The New Rainier Sub-Advisory Agreements state that each such agreement can be terminated with respect to a Small/Mid Cap Equity Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund (as defined in 1940 Act) or by a vote of the Board, on 60 days’ written notice to New Rainier, or by the Manager or New Rainier upon 60 days’ written notice to the other. The New Rainier Sub-Advisory Agreements state that each will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Evaluation by the Board

At a Board meeting of the Trust held on March 18, 2016, all of the Trustees, including all the Independent Trustees, voted unanimously to, among other things, approve the New Rainier Sub-Advisory Agreements. The Manager provided the Board with information that the Manager believed would be useful to the Board in evaluating whether to approve the New Rainier Sub-Advisory Agreements. In addition, the Board received and reviewed a memorandum from the legal counsel to the Trusts and their Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering these actions.

The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors described below, no one of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the New Rainier Sub-Advisory Agreements are discussed separately below.

Investment Performance

The Manager explained to the Board that, after the closing of the Manning and Napier Transaction, the same Rainier portfolio managers employing the same investment strategies would continue to serve as portfolio managers to the Small/Mid Cap Equity Funds. After the closing of the Manning and Napier Transaction, the portfolio managers for the Small/Mid Cap Equity Funds will be employed by New Rainier. Therefore, the Board determined that Rainier’s performance as sub-adviser to the Small/Mid Cap Equity Funds was relevant to the Board’s consideration of the New Rainier Sub-Advisory Agreements because it was reasonable to expect similar performance results by New Rainier. The Board reviewed its previous consideration of each Small/Mid Cap Equity Fund’s investment performance, which consideration occurred at the Board’s regular meeting on June 12, 2015 (the date that the Board last approved the continuation of the original “Rainier Sub-Advisory Agreements”). Among other things, the Board had examined at that time the year-to-date, one-, three-, five-, and ten-year performance of Rainier’s portion of each Small/Mid Cap Equity Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and load structures. The Board had concluded at that time that the performance of each Small/Mid Cap Equity Fund generally was acceptable in light of all circumstances. After considering this information, the Board concluded that New Rainier is expected to produce similar performance results for the Small/Mid Cap Equity Funds.

Fees and Expenses

The Board considered the costs of the services proposed to be provided by New Rainier. The Board first noted that there was no changes proposed in the sub-advisory fees and that, at its regular meeting on June 12, 2015, the Board had concluded that the overall fees charged by Rainier for providing services to each Small/Mid Cap Equity Fund were competitive. The Board also considered that the overall costs to the shareholders of the Small/Mid Cap Equity Funds would not change as a result of the New Rainier Sub-Advisory Agreements because the Manager was solely responsible for the payment of the sub-advisory fees. After considering this information, the Board concluded that the proposed sub-advisory fees to be paid to New Rainier pursuant to the New Rainier Sub-Advisory Agreements were reasonable and would be in the best interests of the Funds’ shareholders.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the sub-advisory services proposed to be provided by New Rainier to the Small/Mid Cap Equity Funds. The Board had considered the make-up, education and experience of the team that will be responsible for managing the Small/Mid Cap Equity Funds at New Rainier, and noted that the team will remain the same. After considering all of this information, the Board concluded that New Rainier should have more than sufficient resources and expertise to sub-advise the Small/Mid Cap Equity Funds, and that New Rainier would be able to provide satisfactory services to the Trusts. The Board also considered the view of the Trusts’ Chief Compliance Officer that the compliance policies and procedures of New Rainier were reasonably designed to prevent and detect violations of the federal securities laws.

Economies of Scale/Other Benefits

Because the Manager’s investment advisory fees charged to the Small/Mid Cap Equity Funds currently do not include breakpoints, economies of scale for the benefit of Fund shareholders was not a significant factor in the Board’s decision to approve the New Rainier Sub-Advisory Agreements.

The Board next discussed whether New Rainier will derive any other direct or indirect benefits from serving as investment sub-adviser to the Small/Mid Cap Equity Funds. The Manager indicated to the Board that it was not aware of any ancillary or other benefits (other than fees) that New Rainier (and its respective affiliates,) receive (or would receive) for providing various services to the Small/Mid Cap Equity Funds. The Board concluded the ancillary or so-called “fallout” benefits New Rainier may receive in managing the assets of the Small/Mid Cap Equity Funds will not prevent New Rainier from appropriately managing the assets of the Small/Mid Cap Equity Funds.

Actions Taken

Based on the Board’s deliberations and its evaluation of the recommendations of the Manager and the information provided by the Manager, the Board, including all of the Independent Trustees present at the Board meeting, unanimously approved the New Rainier Sub-Advisory Agreements to become effective upon the closing of the Manning and Napier Transaction.

Additional Information about the Manager

In addition to providing investment advisory and management services to the Small/Mid Cap Equity Funds, the Manager has entered into a Shareholder Services Agreement with Mutual Fund Trust pursuant to which the Manager provides shareholder services to each investment portfolio within Mutual Fund Trust, including providing services to shareholders of the Mutual Fund Trust Small/Mid Cap Equity Fund. The Manager earns a fee for providing shareholder services to Mutual Fund Trust.

The Distributor, an affiliate of the Manager, has entered into a Distribution Agreement with Mutual Fund Trust pursuant to which the Distributor distribute shares of each investment portfolio within Mutual Fund Trust, including the Mutual Fund Trust Small/Mid Cap Equity Fund. The Distributor is paid sales charges and Rule 12b-1 fees for providing distribution services to each investment portfolio within Mutual Fund Trust, including the Mutual Fund Trust Small/Mid Cap Equity Fund. Moreover, the Distributor has entered into an Underwriting Agreement with Variable Product Trust pursuant to which the Distributor distribute shares of each investment portfolio within Variable Product Trust, including the Variable Product Trust Small/Mid Cap Equity Fund, exclusively to the Separate Accounts. Pursuant to the Underwriting Agreement, the Distributor is not paid for performing distribution services to the investment portfolios within Variable Product Trust, including the Variable Product Trust Small/Mid Cap Equity Fund.

The amount of shareholder services fees earned by the Manager and distribution fees earned by the Distributor from the Mutual Fund Trust Small/Mid Cap Equity Fund is reflected in the chart below. The Manager anticipates that it will continue to provide shareholder services to Mutual Fund Trust. The Distributor anticipates that it will continue to provide distribution services to Mutual Fund Trust and Variable Product Trust.

Fund	Fees Earned by the Manager Under the Shareholder Services Agreement During Calendar Year 2015	Distribution Fees Paid to Distributor under the Distribution Agreement and the 12b-1 Plans During Calendar Year 2015
Mutual Fund Trust Small/Mid Cap Equity Fund	$717,148	$726,294

Additional Information about New Rainier

New Rainier is located at 601 Union Street, Suite 3525, Seattle, Washington 98101. New Rainier manages a mutual fund having a similar investment objective to that of the Small/Mid Cap Equity Funds as specified below:

Name of Fund	Asset Size as of December 31, 2015	New Rainier’s Rate of Compensation as a Percentage of the Fund’s Net Assets
Rainier Mid Cap Equity Fund	$561,693,095	0.85%

In connection with managing the mutual fund listed above, New Rainier has not waived or reduced its fees below the amount specified above.

The following table lists the names, positions and principal occupations of New Rainier’s directors and principal executive officers, each of whom is located at 601 Union Street, Suite 3525, Seattle, Washington 98101:

Name	Position with New Rainier	Principal Occupation
James M Ridgeway	Board Member	Executive Vice President, Sales & Business Development
Mark Broughton	Board Member	Senior Portfolio Manager
Mike Emery	Board Member	Senior Portfolio Manager
Richard Yates	Board Member	Chief Legal Officer – Manning & Napier, Inc. Chief Legal Officer – Rainier Funds
Mark Dawson	Chief Investment Officer	Senior Portfolio Manager
Lisa Thenell	Chief Compliance Officer	Chief Compliance Officer

Manning and Napier Group, LLC, which is located at 290 Woodcliff Drive, Fairport, New York 14450, has a 75% equity ownership interest in New Rainier as of April 30, 2016. Mr. William Manning, as a principal of Manning and Napier Group, LLC, beneficially owns 56% or New Rainier. Mr. Manning’s address is 290 Woodcliff Drive, Fairport, New York 14450.

Other Information

The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Trust must be received by the Trust in writing a reasonable amount of time before a Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Householding of Information Statements.

Only one copy of this Information Statement may be mailed to multiple shareholders with the same address unless contrary instructions have been received. Please contact the Manager by calling 1-800-447-4930 or by writing State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548, if you:

•	Do not want the mailing of information statements to be combined with those of other members of your household,

•	Need additional copies of this Information Statement, or

•	Have received multiple copies of this Information Statement and you prefer to only receive one copy of information statements in the future.

APPENDIX A

PRINCIPAL SHAREHOLDERS

The following table sets forth information as to the 5% or more beneficial owners of the outstanding equity securities of the Trusts’ Small/Mid Cap Equity Funds. This information is as of July 1, 2016:

Mutual Fund Trust Small/Mid Cap Equity Fund

Title of Class of Shares	Name and address of beneficial owner	Amount of beneficial ownership (Shares)	Percent of Class
Small/Mid Cap Equity Fund—Premier	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	1,896,238.2310	21%
Small/Mid Cap Equity Fund—Legacy Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	677,649.0100	70%
Small/Mid Cap Equity Fund—Institutional Class	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	265,176.1520	6%
Small/Mid Cap Equity Fund—Class R-1	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	33%
Small/Mid Cap Equity Fund—Class A	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	881,057.2690	10%
Small/Mid Cap Equity Fund—Class R-2	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	10%
Small/Mid Cap Equity Fund—Class R-2	Circle 8 Logistics—555 Waters Edge Suite 225, Lombard, IL 60148-7028	62,922.2200	5%
Small/Mid Cap Equity Fund—Class R-2	Choice ATM Enterprises, Inc—2000 East Lamar Blvd, Suite 750, Arlington, TX 76006-7341	56,013.3850	5%
Small/Mid Cap Equity Fund—Class R-3	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	113,765.6430	47%
Small/Mid Cap Equity Fund—Class R-3	Jim Spachman Agency—2104 Crimson Ln., Bloomington, IL 61704-2741	21,832.4970	9%
Small/Mid Cap Equity Fund—Class R-3	The Women’s Clinic of New Albany—460 West Bankhead Street, New Albany, MS 38652-3319	30,206.4680	12%
Small/Mid Cap Equity Fund—Class R-3	Greenspace Construction Services L— 5910 Landerbrook Dr., Suite 150, Cleveland, OH 44124-6500	15,845.1040	6%
Small/Mid Cap Equity Fund—Class R-3	Wolf & Fox, P.C.—1200 Pennsylvania NE, Albuquerque, NM 87110-7400	12,434.6350	5%
Small/Mid Cap Equity Fund—Class B	State Farm Auto Company—1 State Farm Plaza, Bloomington, IL 61710-0001	881,057.2690	80%

Variable Product Trust Small/Mid Cap Equity Fund

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Shares
State Farm Life Insurance Company One State Farm Plaza Bloomington, Illinois 61710-0001	5,551,447.565	98.95%

A-1

Appendix B

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 30th day of April 2016 by and among STATE FARM MUTUAL FUND TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and RAINIER INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”), relating to investment management services to be provided by the Sub-Adviser. This Agreement, which supersedes an existing sub-advisory agreement among these parties, shall become effective upon the closing of Manning & Napier, Inc.’s acquisition of the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on July 21, 2000, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services Agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest a portion of the assets of the State Farm Small/Mid Cap Equity Fund (the “Sub-Advised Fund”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. Unless otherwise noted, reference in the remainder of this Agreement to the term “Sub-Advised Fund” means only the portion of the State Farm Small/Mid Cap Equity Fund allocated by the Adviser to the Sub-Adviser. The Sub-Adviser will establish and maintain a discretionary investment management account (the “Account”) for the Sub-Advised Fund, consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the Adviser shall initially designate for the purposes of opening this Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the shareholders of the Sub-Advised Fund.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Fund, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, investment company, firm or corporation, and may perform management and any other services for any other person, investment company, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Fund or the Adviser except as otherwise imposed by law or by this Agreement. The Sub-Adviser shall have no obligation to purchase or sell for a Sub-Advised Fund, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principles, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Fund with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of the Sub-Advised Fund as contemplated by the investment objectives and strategies of the Sub-Advised Fund as set forth in the proposed Small Mid Cap Equity Fund Registration Statement (Schedule A) and any final versions and amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for the Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Fund;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the Shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage the Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Sub-Adviser shall also make decisions for the Sub-Advised Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Fund’ portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of the Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Fund and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Fund or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are consistent with the applicable then-current positions in this regard taken by the SEC or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

2.4 The Sub-Adviser shall not consult with the any other investment sub-adviser to (i) the Sub-Advised Fund; (ii) any other Fund; or (iii) any other registered investment company or series thereof under common control with the Trust (“Persons”), concerning transactions for the Persons in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1 (a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each calendar quarter of the Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of each calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this Agreement.

(c) During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this Agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the Agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this Agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement; or (ii) its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not have breached its obligations under this Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Fund and, with respect to the Sub-Advised Fund, shall be limited to the assets of such Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective managers, directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this Agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, or any claims which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This Agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, (ii) it is approved by such Sub-Advised Fund’s outstanding voting securities as required by the 1940 Act (unless the Trust and the Adviser have obtained an order from the SEC exempting the Trust from this requirement), or (iii) the Sub-Adviser begins providing services to the Sub-Advised Fund as described in Article 2 of this Agreement. This Agreement shall come into full force and effect on that date. As to the Sub-Advised Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This Agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding Shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This Agreement may be terminated at any time without the payment of any penalty by the Adviser or by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c) This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 Except as otherwise required by the 1940 Act, this Agreement may be amended as to the Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; or (ii) by the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a)	if to the Sub-Adviser, to:

Rainier Investment Management, LLC

601 Union Street, Suite 2801

Seattle, Washington, 98101

Facsimile transaction number: (206) 518-6601

Attention: James M. Ridgeway

(b)	if to the Trust, to:

State Farm Mutual Fund Trust

Three State Farm Plaza

Bloomington, Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

(c)	if to the Adviser, to:

State Farm Investment Management Corp.

Three State Farm Plaza

Bloomington, Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this Agreement, the Sub-Adviser represents and warrants that:

(a) it is registered as an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Adviser’s behalf;

9.2 Of the Adviser. By entering into this Agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and the Sub-Advised Fund and to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it is registered as an investment adviser under the Advisers Act and it has obtained all necessary licenses, permits, approvals or other registrations to act as the investment adviser of the Trust and Sub-Advised Fund (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Adviser’s Form ADV (the “ADV”).

9.3 Of the Trust.

(a) it is a Delaware statutory trust;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Delaware statutory trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Rainier” “and “Rainier Investment Management, LLC,” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This Agreement shall be subject to the provisions of the 1940 and the Advisers Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, FINRA, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:	/s/ Michael L. Tipsord
Name:	Michael L. Tipsord
Title:	President

STATE FARM MUTUAL FUND TRUST

By:	/s/ Joe R. Monk, Jr.
Name:	Joe R. Monk, Jr.
Title:	President and Chairperson of the Board

RAINIER INVESTMENT MANAGEMENT, LLC

By:	/s/ James M. Ridgeway
Name:	James M. Ridgeway
Title:	President

Schedule A

Investment Objective—

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital.

Principal Investment Strategies

Two different sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”), select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage about one-half of the Small/Mid Cap Equity Fund’s portfolio. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by Rainier are discussed below.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index.

The portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. In selecting common stocks for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Rainier may invest up to 20% of its segment of the Fund’s assets primarily in common stocks and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

Sub-Adviser’s Allocated Portion of the Small/Mid Cap Equity Fund:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser for other investment companies advised by the Adviser or other companies associated with the Adviser are included in determining the appropriate fee to be paid to the Sub-Adviser under this Agreement.

Appendix C

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT (the “Agreement”) is made and entered into this 30th day of April 2016 by and among STATE FARM VARIABLE PRODUCT TRUST, a Delaware statutory trust (the “Trust”), STATE FARM INVESTMENT MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and RAINIER INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”), relating to investment management services to be provided by the Sub-Adviser. This Agreement, which supersedes an existing sub-advisory agreement among these parties, shall become effective upon the closing of Manning & Napier, Inc.’s acquisition of the Sub-Adviser.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust issues shares of beneficial interest (the “Shares”) registered under the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a registration statement initially filed with the Securities and Exchange Commission (“SEC”) on February 27, 1997, as amended from time to time (the “Registration Statement”);

WHEREAS, the Trust has established multiple separate series of Shares, each corresponding to a separate investment portfolio having its own investment objective (the “Funds”);

WHEREAS, pursuant to a separate investment advisory and management services Agreement between the Trust and the Adviser (the “Advisory Agreement”), the Trust has retained the Adviser to render investment advisory and/or management services to each Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

WHEREAS, the Sub-Adviser is willing to provide investment advisory services to certain Fund(s) in the manner and on the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of their mutual promises, the Trust, the Adviser, and the Sub-Adviser agree as follows:

ARTICLE 1

Employment of Sub-Adviser

1.1 The Adviser hereby appoints the Sub-Adviser to act as investment sub-adviser for and to invest and reinvest a portion of the assets of the State Farm Small/Mid Cap Equity Fund (the “Sub-Advised Fund”), subject to the supervision and control of the Board of Trustees of the Trust (the “Board”) for the period and upon the terms herein set forth. Unless otherwise noted, reference in the remainder of this Agreement to the term “Sub-Advised Fund” means only the portion of the State Farm Small/Mid Cap Equity Fund allocated by the Adviser to the Sub-Adviser.

The Sub-Adviser will establish and maintain a discretionary investment management account (the “Account”) for the Sub-Advised Fund, consisting of securities, funds, or other assets contributed or liabilities allocated, (i) as the

Adviser shall initially designate for the purposes of opening this Account, (ii) as the Adviser may from time to time designate in writing to Sub-Adviser and (iii) as the Adviser may substitute pursuant to this Agreement. The Sub-Adviser shall invest and reinvest the assets of the Account at such times and in such securities as it believes to be in the best interest of the shareholders of the Sub-Advised Fund.

1.2 The Sub-Adviser accepts such appointment and agrees during such period at its own expense to render the services set forth herein, and to assume the obligations herein set forth for the compensation herein provided.

1.3 The Sub-Adviser shall for all purposes be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser. Notwithstanding the foregoing, the Sub-Adviser shall, for the purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Trust and the Adviser in buying, selling or otherwise disposing of the investments of the Sub-Advised Fund, subject to supervision by the Board.

1.4 The services of the Sub-Adviser herein provided are not to be deemed exclusive. The Sub-Adviser may act as an investment adviser to any other person, investment company, firm or corporation, and may perform management and any other services for any other person, investment company, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto, except as prohibited by applicable law; and no such performance of management or other services shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Sub-Adviser to the Trust, the Sub-Advised Fund or the Adviser except as otherwise imposed by law or by this Agreement. The Sub-Adviser shall have no obligation to purchase or sell for a Sub-Advised Fund, or to recommend for purchase or sale by a Sub-Advised Fund, any security which Sub-Adviser, its principles, affiliates or employees may purchase or sell for themselves or for any other clients.

ARTICLE 2

Duties of Sub-Adviser

2.1 Investment Advisory Services.

(a) Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall provide the Sub-Advised Fund with such investment research, advice and supervision as is necessary for the investment and proper supervision of the assets of the Sub-Advised Fund. In this regard, the Sub-Adviser shall:

(i) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investments of the Sub-Advised Fund as contemplated by the investment objectives and strategies of the Sub-Advised Fund as set forth in the proposed Small Mid Cap Equity Fund Registration Statement (Schedule A) and any final versions and amendments thereto;

(ii) at such times as shall be reasonably requested by the Board or the Adviser, consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for the Sub-Advised Fund for approval, modification, or rejection by the Board;

(iii) seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(iv) take such steps as are necessary to implement any overall investment strategy approved by the Board for the Sub-Advised Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the Sub-Advised Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(v) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Sub-Advised Fund, including furnishing, within 10 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of investments and other assets of the Sub-Advised Fund as of the end of the quarter;

(vi) maintain all accounts, records, memoranda, instructions or authorizations required to be maintained by the Sub-Adviser pursuant to the requirements of Rule 31a-1 under the 1940 Act, for the period required by Rule 31a-2 under the 1940 Act, with respect to transactions by the Sub-Adviser on behalf of the Sub-Advised Fund;

(vii) provide reasonable assistance to the Custodian or the Adviser regarding valuation of portfolio securities that the Custodian or Adviser is unable to procure, so that the Custodian or Adviser can determine each business day the net asset value of the Shares of the Sub-Advised Fund in accordance with applicable law; and

(viii) provide the Adviser with a report of each portfolio trade no later than the close of the next business day following such trade.

(b) The Sub-Adviser’s services shall be subject always to the control and supervision of the Board and the Adviser, the restrictions of the Declaration of Trust and Bylaws of the Trust, as amended from time to time, the provisions of the 1940 Act, and the Sub-Advised Fund’s investment objective or objectives, investment policies and investment restrictions as set forth in the then-current Registration Statement. The Trust or the Adviser has furnished or will furnish the Sub-Adviser with copies of the Registration Statement, Declaration of Trust, and Bylaws as currently in effect and the Trust agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all documents and other information furnished by the Trust or the Adviser or the representatives of either.

(c) The Sub-Adviser represents that in performing investment advisory services for the Sub-Advised Fund, the Sub-Adviser shall use its reasonable best efforts to manage the Sub-Advised Fund’s portfolio holdings in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), or any successor provision. The Sub-Adviser shall also make decisions for the Sub-Advised Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Sub-Advised Fund’ portfolio securities shall be exercised. Should the Board at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser, upon receipt of such notice, shall be bound by such determination for the period, if any, specified in such written notice or until similarly notified that such determination has been revoked.

(d) In connection with the acquisition or disposition of securities described in Section 2.1(a)(iv), the Sub-Adviser may place orders for the purchase or sale of portfolio investments for the account of the Sub-Advised Fund with brokers or dealers selected by it and, to that end, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the custodians of the Trust as to deliveries of securities and payments of cash for the Account of the Sub-Advised Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to assets of the Sub-Advised Fund, the Sub-Adviser is directed at all times to seek to obtain best execution. Subject to this requirement and the provisions of the Advisers Act, the 1940 Act, the 1934 Act, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust or the Adviser is affiliated.

(e) In seeking the best execution, the Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to the Sub-Adviser. The Sub-Adviser is authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser’s overall responsibilities with respect to the Sub-Advised Fund and its other clients and that the total commissions paid by the Sub-Advised Fund will be reasonable in relation to the benefits to the Sub-Advised Fund over the long term. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

In the event that any broker or dealer fails on the due date, or within such reasonable period as the Sub-Adviser may decide, to deliver any necessary documents or, as the case may be, to pay any amount due, the Sub-Adviser will, on request, pursue on behalf of the Trust all appropriate legal remedies against such broker or dealer to recover such documents or amount due or compensation in lieu thereof. The costs and expenses properly incurred by the Sub-Adviser in connection with the pursuit of such remedies shall be debited to the Sub-Advised Fund, unless paid by the Adviser or Trust.

(f) Nothing in this Agreement shall preclude the aggregation of orders for the sale or purchase of securities or other investments by the Sub-Advised Fund or by the Trust and other separate accounts or other accounts (collectively, “Advisory Clients”) managed by the Sub-Adviser, provided that: the Sub-Adviser’s actions with respect to the aggregation of orders for multiple Advisory Clients, including the Sub-Advised Fund, are consistent with the applicable then-current positions in this regard taken by the SEC or its staff through releases, “no-action” letters, or otherwise. The Adviser and the Trust recognize that in some cases this procedure may adversely affect the results obtained for the Sub-Advised Fund.

2.2 The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser with respect to any Sub-Advised Fund, subject, in all respects, to the supervision and direction of the Trust’s Board of Trustees and subject to compliance with the investment objectives, policies and restrictions applicable to such Fund as set forth in the Registration Statement or any amendment thereto, provided, however, that the Sub-Adviser’s duty under this Agreement to act in conformity with any document, instruction or guidelines produced by the Adviser shall not arise until such document, instruction or guideline has been delivered to the Sub-Adviser in writing.

2.3 The Sub-Adviser is not authorized to take or receive physical possession of any of the assets of the Account, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all purchase, sales, deliveries and investments made pursuant to the Sub-Adviser’s direction shall rest upon the custodian for the Sub-Advised Fund. The Sub-Adviser shall have no liability with respect to the custody arrangements or the acts, conduct or omissions of such custodian.

2.4 The Sub-Adviser shall not consult with the any other investment sub-adviser to (i) the Sub-Advised Fund; (ii) any other Fund; or (iii) any other registered investment company or series thereof under common control with the Trust (“Persons”), concerning transactions for the Persons in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

The Adviser shall provide such information about the Trust and its assets as the Sub-Adviser may from time to time reasonably request in connection with the performance of its duties under this Agreement. The Adviser acknowledges that the Sub-Adviser will be relying on the Adviser’s identification of any assets contributed, or liabilities allocated, from time to time to the Account, as well as their availability for sale as applicable. The Sub-Adviser may reasonably rely without further inquiry upon any information furnished to it by the Adviser hereunder, and the Sub-Adviser will not be responsible for any errors or omissions arising from any inaccuracies in such information.

ARTICLE 3

Compensation of the Sub-Adviser

3.1(a) For the services to be rendered, the facilities to be furnished and the payments to be made, as provided herein, the parties hereto agree that the Adviser shall pay to the Sub-Adviser for each calendar quarter of the Sub-Advised Fund a fee computed in accordance with the Fee Schedule attached hereto and incorporated herein. The payment shall be made by the Adviser to the Sub-Adviser within three business days after the end of each calendar quarter.

(b) The Adviser shall be responsible for payment of, and the Sub-Adviser agrees that it shall have no claim against the Trust or any Sub-Advised Fund respecting, the Sub-Adviser’s compensation under this Agreement.

(c) During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement. The Sub-Adviser shall not be responsible for any expenses incurred by the Trust, the Sub-Advised Fund or the Adviser.

3.2 For the quarter and year in which this Agreement becomes effective or terminates there shall be a proration on the basis of the number of days that the Agreement is in effect during the quarter and year respectively.

3.3 If, pursuant to the Trust’s Registration Statement and Declaration of Trust then currently in effect, the net asset value is not required to be determined on any particular business day, then for the purpose of the foregoing computations, the net asset value of a share as last determined shall be deemed to be the net asset value of a share as of the close of business on that day.

3.4 In connection with purchases or sales of portfolio securities for the account of the Sub-Advised Fund, neither the Sub-Adviser nor any officer, director, shareholder or other affiliate of the Sub-Adviser shall: (i) act as agent and accept any compensation other than its compensation provided for in this Agreement, except in the course of such person’s business as an underwriter or broker; or (ii) act as broker and accept any commission, fee, or other remuneration in excess of the limits prescribed in the 1940 Act and the rules promulgated thereunder.

ARTICLE 4

Limitations of Liability; Indemnification

4.1 Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Trust, any Sub-Advised Fund or their shareholders in connection with the matters to which this Agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties under this Agreement; or (ii) its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not have breached its obligations under this Agreement by, nor shall it be liable for, any action taken in good faith and in the exercise of due care.

4.2 Limitation of Liability of Trust. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations on the Trust’s liability as set forth in the Trust’s Declaration of Trust, as amended from time to time. In accordance therewith, the Sub-Adviser agrees that the Trust’s obligations hereunder shall be limited to the assets of the Sub-Advised Fund and, with respect to the Sub-Advised Fund, shall be limited to the assets of such Sub-Advised Fund, and no party shall seek satisfaction of any such obligation from any shareholder of the Trust, nor from any trustee, officer, or employee of the Trust.

4.3 Indemnification.

(a) By the Sub-Adviser.

The Sub-Adviser shall indemnify and hold harmless the Adviser or the Trust from any and all losses, claims, damages, or liabilities including reasonable attorney’s fees and related costs and expenses (collectively, “Claims”), to the extent resulting, in whole or in part, from any acts, or failure to act, of the Sub-Adviser, its affiliated companies, and their respective managers, directors, officers, and employees (collectively the “Sub-Adviser Parties”), that constitute willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations and duties hereunder.

(b) By the Adviser.

Because the Sub-Adviser has been retained solely to provide the investment advisory and related services described in this Agreement, the Adviser shall indemnify and hold harmless the Sub-Adviser Parties against any and all Claims to which any of the Sub-Adviser Parties may become subject in connection with the matters to which this Agreement relates including, without limitation, claims under federal or state securities laws, federal or state tax laws, or under any other statute or regulation, at common law or otherwise, or any claims which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder, except to the extent that the Sub-Adviser provides an indemnity under the previous paragraph, § 4.3(a).

ARTICLE 5

Books and Records

5.1 The Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required, all records relating to the Sub-Advised Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the 1940 Act.

5.2 In compliance with Rule 31a-3 of the 1940 Act, the Sub-Adviser agrees that all books and records which it maintains for the Sub-Advised Fund are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Sub-Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Sub-Adviser, which pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, upon payment of any compensation due Sub-Adviser under Article 3 hereof, all such books, records or other information shall be returned to the Trust upon the Trust’s request.

5.3 The Sub-Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or as otherwise authorized by the Trust or the Adviser and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust or the Adviser has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE 6

Duration and Termination of this Agreement

6.1 Effective Date and Term. This Agreement shall not become effective unless and until the later of the time at which (i) it is approved by the Trust’s Board, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, (ii) it is approved by such Sub-Advised

Fund’s outstanding voting securities as required by the 1940 Act (unless the Trust and the Adviser have obtained an order from the SEC exempting the Trust from this requirement), or (iii) the Sub-Adviser begins providing services to the Sub-Advised Fund as described in Article 2 of this Agreement. This Agreement shall come into full force and effect on that date. As to the Sub-Advised Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for the Sub-Advised Fund at least annually by: (i) the Board, or by the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

6.2 Termination.

(a) This Agreement may be terminated at any time, without penalty, by vote of the Board, by vote of the holders of a majority of the outstanding Shares of the applicable Sub-Advised Fund, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other parties.

(b) This Agreement may be terminated at any time without the payment of any penalty by the Adviser or by vote of the Board in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

(c) This Agreement shall automatically terminate in the event of its assignment.

ARTICLE 7

Amendments to this Agreement

7.1 Except as otherwise required by the 1940 Act, this Agreement may be amended as to the Sub-Advised Fund by the parties only if such amendment is specifically approved by: (i) the vote of a majority of such Sub-Advised Fund’s outstanding voting securities; or (ii) by the Board, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

ARTICLE 8

Notices

8.1 All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or such other address or number for a party as shall be specified by like notice):

(a)	if to the Sub-Adviser, to:

Rainier Investment Management, LLC

601 Union Street, Suite 2801

Seattle, Washington 98101

Facsimile transmission number: (206) 518-6601

Attention: James M. Ridgeway

(b)	if to the Trust, to:

State Farm Variable Product Trust

Three State Farm Plaza

Bloomington, Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

(c)	if to the Adviser, to:

State Farm Investment Management Corp.

Three State Farm Plaza

Bloomington, Illinois 61791

Facsimile transmission number: (309) 766-2579

Attention: Secretary

Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

ARTICLE 9

Representations and Warranties

9.1 Of the Sub-Adviser. By entering into this Agreement, the Sub-Adviser represents and warrants that:

(a) it is registered as an investment adviser under the Advisers Act;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute this Agreement on the Sub-Adviser’s behalf;

9.2 Of the Adviser. By entering into this Agreement, the Adviser represents and warrants that:

(a) it is a Delaware corporation;

(b) it has full power and authority to serve in its capacity as Adviser to Trust and the Sub-Advised Fund and to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Adviser’s behalf.

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it is registered as an investment adviser under the Advisers Act and it has obtained all necessary licenses, permits, approvals or other registrations to act as the investment adviser of the Trust and Sub-Advised Fund (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed);

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement; and

(f) it has received a copy of Part II of the Sub-Adviser’s Form ADV (the “ADV”).

9.3 Of the Trust.

(a) it is a Delaware statutory trust;

(b) it has full power and authority to enter into this Agreement, and that the undersigned has full power and authority to execute the Agreement on the Trust’s behalf;

(c) all securities, funds and other assets which at any time constitute an Account are the sole property of the Trust and are free from any charge or encumbrance;

(d) it has obtained all necessary licenses, permits, approvals or other registrations to act as a Delaware statutory trust (and will promptly notify the Sub-Adviser if any such licenses, permits, approvals or other registrations are suspended, revoked or not renewed); and

(e) it shall not transact in or remove from an Account any securities, funds or other assets without first giving reasonable written notice to the Sub-Adviser or terminating this Agreement.

ARTICLE 10

Use of Name

The Adviser and the Trust acknowledge and agree that the names “Rainier” “and “Rainier Investment Management, LLC,” and any of the other names of the Sub-Adviser or the Sub-Adviser’s affiliates, and any derivative or logo or trade or service mark thereof (collectively, the “Names and Trademarks”), are the valuable property of the Sub-Adviser and the Sub-Adviser’s affiliates. The Adviser and the Trust shall not have the right to use the Names and Trademarks without the prior, express, written consent of the Sub-Adviser, which consent shall not be unreasonably withheld for the period of time of which this Agreement is in effect; provided, however, that such Names and Trademarks may be used in the Registration Statement then currently in effect without such approval. Immediately, upon termination of this Agreement, the Adviser and the Trust shall cease to use such Names and Trademarks.

The Adviser and the Trust agree that they will review with the Sub-Adviser any advertisement, sales literature, presentation material or other notice prior to its use or publication that makes reference to the Names and/or Trademarks, so that the Sub-Adviser may review the context in which the Names and/or Trademarks are being referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for the purposes of applicable laws or regulations, if any. If the Adviser or the Trust makes any unauthorized use of, or reference to, the Names or the Trademarks, the Adviser and the Trust acknowledges that the Sub-Adviser may suffer irreparable harm for which monetary damages may not be completely adequate, and therefore the Sub-Adviser may also seek injunctive relief.

ARTICLE 11

Miscellaneous Provisions

11.1 Definitions of Certain Terms. The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the Sub-Advised Fund’s outstanding voting securities” means the lesser of: (a) 67% or more of the votes attributable to such Shares of the Sub-Advised Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy; or (b) more than 50% of the votes attributable to Shares of the Sub-Advised Fund.

11.2 Applicable Law.

(a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of Illinois without regard to its conflicts of laws rules.

(b) This Agreement shall be subject to the provisions of the 1940 and the Advisers Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

11.3 Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11.4 “State Farm”. The Sub-Adviser agrees that the name “State Farm,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. Except as is necessary in performing its duties under this Agreement, Sub-Adviser shall not have the right to use the name “State Farm” or any derivative name or logo or trade or service mark thereof without the express, written consent of the Adviser. The Sub-Adviser acknowledges that the use of the name “State Farm” by the Trust is governed by the terms of the Advisory Agreement.

11.5 Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

11.6 Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which taken together shall constitute one and the same instrument.

11.7 Cooperation with Authorities. Each party hereto shall cooperate with the other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, and state securities regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

11.8 Force Majeure. The Sub-Adviser shall not be liable for any failure, delay or interruption in the performance of its obligations hereunder if such failure, delay or interruption results from the occurrence of any acts, events or circumstances beyond the Sub-Adviser’s reasonable control, and the Sub-Adviser shall have no responsibility of any kind for any loss or damage thereby incurred or suffered by the Adviser. In such case, the terms of the Agreement shall continue in full force and effect and the Sub-Adviser’s obligations shall be performed or carried out as soon as legally and practicably possible after the cessation of such acts, events or circumstances.

11.9 Privacy. No entity a party to this agreement shall disclose or use nonpublic personal information (as defined in Rule 3(t) of Regulation S-P) provided by any other party to this Agreement, except as necessary to carry out the purposes for which such information is provided, including information that is used in accordance with Rules 14 and 15 of Regulation S-P in the ordinary course of business.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by their duly authorized officers all on the day and year first above written.

STATE FARM INVESTMENT MANAGEMENT CORP.

By:	/s/ Michael L. Tipsord
Name:	Michael L. Tipsord
Title:	President

STATE FARM VARIABLE PRODUCT TRUST

By:	/s/ Joe R. Monk
Name:	Joe R. Monk
Title:	President and Chairperson of the Board

RAINIER INVESTMENT MANAGEMENT, LLC

By:	/s/ James M. Ridgeway
Name:	James M. Ridgeway
Title:	President

Schedule A

Investment Objective—

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital.

Principal Investment Strategies

Two different sub-advisers, Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”), select investments for the Small/Mid Cap Equity Fund. Bridgeway and Rainier each manage about one-half of the Small/Mid Cap Equity Fund’s portfolio. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the portfolio between the sub-advisers. The principal investment strategies employed by Rainier are discussed below.

Rainier

Rainier invests its segment of the Fund primarily (at least 80%) in the common stock of mid-capitalization companies traded in the U.S. with prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable valuations. Rainier considers a mid-capitalization company as one with market capitalization, at the time of purchase, within the range of companies included in the Russell Midcap® Index, an index that includes the smallest 800 securities in the Russell 1000® Index.

The portfolio managed by Rainier will invest in a blend of stocks with both growth and value characteristics. In selecting common stocks for purchase by the Small/Mid Cap Equity Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Rainier may invest up to 20% of its segment of the Fund’s assets primarily in common stocks and depositary receipts of foreign companies.

Rainier considers the sale of specific common stock when fundamentals deteriorate; when a stock reaches or surpasses its price target; or when better opportunities are perceived in alternative stocks.

FEE SCHEDULE

The fees payable by the Adviser to the Sub-Adviser shall be determined according to the following schedule and shall be based upon the average daily net assets as determined by the Adviser. The fee shall be accrued daily and paid quarterly to the Sub-Adviser by the Adviser.

Sub-Adviser’s Allocated Portion of the Small/Mid Cap Equity Fund:

On the first $100 million	0.60% of average daily net assets
$100 million to $250 million	0.55% of average daily net assets
Over $250 million	0.50% of average daily net assets

For purposes of calculating the fees under the above schedules, other assets managed by Sub-Adviser for other investment companies advised by the Adviser or other companies associated with the Adviser are included in determining the appropriate fee to be paid to the Sub-Adviser under this Agreement.